Welcome

Deborah F. Stanley

Chair of the Board

Gregory J. Kreis

President & CEO

Board of Directors

Deborah Stanley, Chair

Bruce Frassinelli

Paul Heins, Vice Chair

Gregory Kreis

Richard McKean

William Petrosino

Paul Schneible

Lowell Seifter

Carl Walrath, Director Emeritus

Bernard Shapiro, Director Emeritus

****   Introductions   ****

Counsel

Mr. Richard Schaberg

of

Thacher Proffitt & Wood

Audit

Mr. James McGrath, Partner

of

KPMG

Management
Discussion

Bridge Street Financial, Inc.
and
  Oswego County National Bank
(OCNB)

****   New Branch    ****

            Located at the former Char Pit Restaurant

                   Location on 104 East in Oswego

            Strategy:

            To replace existing P & C in-store-branch  with a full
service traditional branch with drive through banking
capability.  Seven day banking access and prototype
branch for future expansions.

Profit Improvement Group Study

                 A bank wide effort to improve earnings through
                    efficiency gains, cost cutting, and developing or
                    improving sources of income

                 Committee has scheduled weekly meetings since
                    September 16, 2003

                 To date we have received approximately 320
                    suggestions from staff

                 Accepted suggestions to date have been costed
                    out at over $800,000 of profit improvements

                 The effort remains a top priority

Municipal Services

Our January 2003 conversion to a commercial
bank has allowed us to accept municipal
deposits

We have developed policies, procedures,
documentation and marketing strategies and
got into the business in late 2003

It is a very competitive business as deals for
loans and deposits are won or lost by as little
as 1/100 of a point

Municipal Services . . .
                                            Continued

Barb Bateman has managed this line of
business and has been tireless in her calling
efforts with municipalities

As you will see in a later slide it is beginning to
show results in 2005

The third quarter will show excellent growth

The Ladd’s Agency, Inc.

Robert “Bob” Rowe, President

Discussions started in May of 2004 and
concluded with the acquisition in March 2005

Full service insurance agency with a good mix
of personal and commercial lines

Offices at 401 South Main in North Syracuse
and East Genesee Street in Auburn

             The Ladd’s Agency, Inc .. . .
                                                                                           Continued

Reasons to acquire:

1.

Provide additional financial service options
for our customer base to keep them coming
to OCNB for financial service needs

2.

Provide a source of non-interest income

3.

It is a consolidating industry like banking
and we can provide the capital to grow that
line of business through acquisitions.

4.

We can learn how to sell to each others
customer base

FINANCIAL

PERFORMANCE

Disclaimer

            This presentation may contain forward-looking statements based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and assumptions made by management.  Words such as “anticipates”, “expects”, “intends”, “plans”, “believes”, “seems”, “estimates”, “may”, “could”, or variations of such words and similar expressions are intended to identify such forward-looking statements.  These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to forecast.  Therefore, actual results may differ materially from those expressed or forecast in such forward-looking statements.  The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information or otherwise.

CAPITAL

As of 12/31/02

$194.9 Million of Assets

$  16.9 Million of Capital

  8.69% Equity to Assets

As of 12/31/04

$218.9 Million of Assets

$  31.3 Million of Capital

14.28% Equity to Assets

As of 12/31/03

$210.6 Million of Assets

$  31.3 Million of Capital

14.85% Equity to Assets

As of 06/30/05

$219.6 Million of Assets

$  26.6 Million of Capital

12.09% Equity to Assets

    Target Equity to Assets Ratio of 7% to 8%

Capital …
                                            Continued

                     Things that have lowered the capital ratio:

                          1.  Growth of assets

                          2.  The acquisition of the Ladd’s Agency

                          3.  Stock repurchase programs

Capital …
                                            Continued

            Capital Issues the Board of Directors have considered
and continue to evaluate are:

               1. Acquisitions of branches, other community
                          banks or additional insurance agencies

               2.  Additional stock repurchase programs

               3.  Dividend management strategies

$110,865
$122,849
$136,460
$162,985
$194,923
$210,652
$218,875
$219,646
1998
1999
2000
2001
2002
2003
2004
Jun-05

Assets

$72,081
$73,098
$87,081
$103,917
$106,403
$118,767
$134,551
$140,121
1998
1999
2000
2001
2002
2003
2004
Jun-05

Loans

Consumer
3%
Comm
Mtg
12%
Municipal
0%
Comm
0%
Res Mtg
85%

Municipal
2.9%
Comm
14.9%
Res Mtg
47.4%
Comm Mtg
27.0%
Consumer
7.8%

Loan Mix

December 2004

December 1997

1.

Residential Loans Originated:

                                  In 2000, $ 14,226,900

                In 2001, $ 31,264,350

                In 2002, $ 46,994,350

                In 2003, $ 76,099,000

                In 2004, $ 33,160,125

2.

Servicing Portfolio:

                  at December 31, 2000, $  1,049,505

                  at December 31, 2001, $14,553,000

                  at December 31, 2002, $48,100,000

                  at December 31, 2003, $93,771,000

                  at December 31, 2004, $99,471,175

MORTGAGE BANKING

OPERATIONS

Non Performing Assets

1997                               $4,566,000            4.96%

1998                               $3,377,000            3.06%

1999                               $2,570,000            2.10%

2000                               $1,637,000             1.20%

2001                               $975,000                        .60%

2002                               $695,000                        .49%

2003                                                        $971,000                        .46%

2004                               $1,072,000              .49%

June 2005                         $615,000                          .28%

$96,564
$100,118
$105,887
$129,183
$145,684
$151,652
$153,247
$165,425
1998
1999
2000
2001
2002
2003
2004
Jun-05

Deposits

Municipal
0%
Demand Deposit
10%
Money Mkt.
1%
NOW
0%
Certificate of Dep.
40%
Savings
50%

Municipal
7.6%
Demand Deposit
19.0%
NOW
3.6%
Money Mkt
11.5%
Certificate of Dep.
31.0%
Savings
27.3%

Deposit Mix

December 1997

December 2004

$7,915
$7,753
$9,150
$10,011
$9,344
$5,190
1998
1999
2000
2001
2002
2003
2004
Jun-05

Interest Income

$9,752

$9,948

$3,388
$3,148
$4,150
$4,700
$3,820
$3,017
$3,009
$1,622
1998
1999
2000
2001
2002
2003
2004
Jun-05

Interest Expense

$4,527
$4,605
$5,000
$5,311
$5,932
$5,882
$6,939
$3,568
1998
1999
2000
2001
2002
2003
2004
Jun-05

Net Interest Income

$469
$585
$1,338
$2,005
$2,810
$3,524
$3,392
$2,312
1998
1999
2000
2001
2002
2003
2004
Jun-05

Non Interest Income

$4,405
$4,864
$5,310
$5,750
$7,068
$8,509
$8,526
$4,998
1998
1999
2000
2001
2002
2003
2004
Jun-05

Other Operating Expense

$309
$169
$615
$1,125
$1,085
$831
$1,109
$529
1998
1999
2000
2001
2002
2003
2004
Jun-05

Net Income

700
600
500
400
300
200
100
0
Bridge Street Financial, Inc.
Russell 2000
Nasdaq Bank

PERFORMANCE GRAPH

                                            12/99                  12/00                       12/01                      12/02                        12/03                       12/04

Bridge Street Financial, Inc.      $100.00             $128.47                 $192.68                  $338.08                  $510.04                   $656.62

Russell 2000         100.00                 96.98                      99.39                      79.03                    116.38                     137.71

NASDAQ Bank                                 100.00                     117.64                    125.14                   127.22                     163.14                     184.84

   Friedman Billings Ramsay
Research Report

Rating – Market Perform

Twelve Month Price Target  $19.00

As of 7/25/05

Senior Management

GENE SUNDERHAFT

Chief Financial Officer

RON TASCARELLA

Senior Sales Manager

JUDY PERCY

Chief Information Officer

MARY BETH LILLY

Special Projects

Questions?